UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 1, 2012

The Hallwood Group Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8303	51-0261339
(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500
Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

(214) 528-5588
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In July 2007, Nextec Applications, Inc. (“Nextec”) filed Nextec Applications, Inc. v. Brookwood Companies Incorporated and The Hallwood Group Incorporated in the United States District Court for the Southern District of New York (SDNY No. CV 07-6901) claiming that Brookwood Companies Incorporated (“Brookwood”) infringed five United States patents pertaining to internally-coated webs. In October 2007, The Hallwood Group Incorporated (the “Company”) was dismissed from the lawsuit. Nextec later added additional patents to the lawsuit. After a number of motions, only two patents remained in the action. After a five week trial, the Court ruled from the bench that, while Nextec's patents were valid, Brookwood had not infringed any of the patents in lawsuit. A formal judgment will be submitted to the Judge to sign and enter. Both Nextec and Brookwood have the option to appeal the ruling. Separately, and prior to the trial, Brookwood filed requests for reexamination by the United States Patent and Trademark Office of the remaining patent claims at issue in the litigation. The United States Patent and Trademark Office has granted the reexamination requests and issued first office actions rejecting all the reexamined patent claims as unpatentable over the prior art of record. Nextec will have an opportunity to respond to the Patent Office and eventually to appeal any final decision by the Patent Office. Brookwood is a wholly owned subsidiary of the Company through which its textile products operations are conducted.

The information under this item in this Current Report on 8-K is provided under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information under this item in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings. By providing this Current Report on Form 8-K, the registrant does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The registrant assumes no obligation to update or supplement forward-looking statements in this statement that become untrue because of new information, subsequent events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2012	THE HALLWOOD GROUP INCORPORATED

	By:	/s/ Richard Kelley
Richard Kelley
Vice President and Chief Financial Officer